As filed with the U.S. Securities and Exchange Commission on December 20, 2016

File No. 333-_____

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. ☐

JOHN HANCOCK SOVEREIGN BOND FUND

(Exact Name of Registrant as Specified in Charter)

601 Congress Street

Boston, Massachusetts 02210

(Address of Principal Executive Offices)

617-663-2999

(Registrant’s Area Code and Telephone Number)

John J. Danello, Esq.

601 Congress Street

Boston, Massachusetts 02210

(Name and Address of

Agent for Service)

Copies to:

Mark Goshko, Esq.

K & L GATES LLP
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111-2950

Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest of Registrant

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

It is proposed that this filing will become effective on January 19, 2017 pursuant to Rule 488 under the Securities Act of 1933.

JOHN HANCOCK BOND TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Notice of Special Meeting to Shareholders

Part A – Proxy Statement/Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Pages

Exhibits

January [___], 2017

Your action is required. Please vote today.

Dear John Hancock Active Bond Fund shareholder:

At John Hancock Investments, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and whether funds are growing large enough to achieve beneficial economies of scale. On occasions where funds are not meeting this potential, we have taken action, and we believe your fund would benefit from such action today. After careful consideration, we proposed, and your Fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock Active Bond Fund into John Hancock Bond Fund. The two funds have substantially similar investment objectives and generally similar investment policies.

Advantages of the proposed merger:

•	Expected economies of scale and potentially lower expenses in the future. Following the reorganization, the net expense ratio of each class of shares of Bond Fund is estimated to be lower than that of Active Bond Fund. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•	Similar investment objective and strategy. The proposed merger is expected to allow Active Bond Fund shareholders to pursue a substantially similar investment objective in a larger fund employing generally similar investment policies. Each Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income securities. Therefore, the reorganization would permit Active Bond Fund shareholders to continue to receive the benefits of investing in a portfolio focused on fixed-income securities.

•	Solid historical performance. Although past performance does not guarantee future results, Bond Fund has posted stronger performance than your fund over the year-to-date, one-, three-, five-, and ten-year trailing periods ended September 30, 2016.

•	Continuity of shareholder services. John Hancock Advisers, LLC serves as investment advisor to your fund and Bond Fund and will continue to serve as the investment advisor to the combined fund. John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM (US)” serves as subadvisor to both Funds, and it is expected that the combined Fund will continue to be managed by the same portfolio management team.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about April 6, 2017, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and Chief Executive Officer

John Hancock Investments

ACTIVE BOND FUND

(a series of John Hancock Funds II)

(the “Fund”)

601 Congress Street

Boston, MA 02210

Notice of Special Meeting of Shareholders

Scheduled for April 6, 2017

This is the formal agenda for the Fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the Fund:

A shareholder meeting of the Fund will be held at 601 Congress Street, Boston, Massachusetts, on April 6, 2017, at 2:00 P.M. to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between Active Bond Fund and John Hancock Bond Fund (“Bond Fund”). Under this agreement, Active Bond Fund would transfer all of its assets to Bond Fund in exchange for shares of Bond Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of Active Bond Fund. Bond Fund would also assume substantially all of Active Bond Fund’s liabilities. Your Fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on January 18, 2017, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,

/s/ Thomas Dee

Thomas Dee
Assistant Secretary, John Hancock Funds II

Boston, Massachusetts, January [___], 2017

PROXY STATEMENT of

Active Bond Fund,

a series of John Hancock Funds II (the “Acquired Fund Trust”)
(“Active Bond Fund,” the “Acquired Fund,” or “your Fund”)

PROSPECTUS for

John Hancock Bond Fund,

a series of John Hancock Sovereign Bond Fund (the “Acquiring Fund Trust”)

(“Bond Fund” or the “Acquiring Fund”)

(Bond Fund, together with Active Bond Fund, the “Funds,” and each a “Fund”)

The address of each Fund is 601 Congress Street, Boston, Massachusetts 02210.

* * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization of their Fund into Bond Fund (the “Reorganization”). Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund
Proposal	Active Bond Fund	Bond Fund

How the Reorganization will Work

▪	Your Fund will transfer all of its assets to Bond Fund. Bond Fund will assume substantially all of your Fund’s liabilities (other than any liabilities of your Fund arising under the Agreement and Plan of Reorganization between your Fund and Bond Fund).

▪	Bond Fund will issue Class R6 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class 1 shares. These shares will be distributed to your Fund’s Class 1 shareholders in proportion to their holdings on the Reorganization date.

▪	Bond Fund will issue Class NAV shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class NAV shares. These shares will be distributed to your Fund’s Class NAV shareholders in proportion to their holdings on the Reorganization date.

▪	No sales charges will be imposed on shares of Bond Fund received by shareholders of your Fund.

▪	Your Fund will be terminated and shareholders of your Fund will become shareholders of Bond Fund.

▪	For U.S. federal income tax purposes, the Reorganization is not intended to result in the recognition of income, gain, or loss by your Fund, Bond Fund, or the shareholders of your Fund.

Rationale for the Reorganization

The Reorganization is intended to consolidate your Fund with a similar fund, advised by John Hancock Advisers, LLC (the “Advisor” or “JHA”). Both Funds are subadvised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM (US)” or the “Subadvisor”). It is expected that the combined Fund will continue to be managed by the same portfolio management team that currently manages the Acquiring Fund. The Reorganization is expected to allow your Fund’s shareholders to pursue a substantially similar investment objective in a larger combined Fund utilizing generally similar investment policies. Your Fund seeks income and capital appreciation as its investment objective, and the Acquiring Fund seeks (and the combined Fund will seek) a high level of current income consistent with prudent investment risk. The shareholders of your Fund would continue to receive the benefits of investing in a portfolio focused on fixed-income securities. The combined Fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative. The combination of these Funds resulting from the Reorganization may enable the combined Fund to benefit from the ability to spread fixed expenses over a larger asset base in a manner that may contribute to a lower expense ratio in the long-term than each Fund would achieve separately. On a pro forma basis, it is anticipated that the expense ratios of the classes of the Acquiring Fund’s Class R6 and Class NAV shares to be issued in the Reorganization will be lower than the expense ratios of Class 1 and Class NAV shares of the Acquired Fund, respectively.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

▪ The Bond Fund Class R6 prospectus, and the Fund’s Class NAV prospectus, each dated October 1, 2016, as supplemented.

The prospectus relevant to your shareholdings is included in the same envelope as this proxy statement and prospectus. Each such document is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

▪   The statement of additional information (the “SAI”) dated January [___], 2017, which relates to this proxy statement and prospectus and the Reorganization, and contains additional information about Active Bond Fund and Bond Fund (File no. 333-[________]).

▪   The Bond Fund annual shareholder report dated May 31, 2016.

▪   The Bond Fund SAI dated October 1, 2016, as supplemented.

▪   The Active Bond Fund Class 1 prospectus, and the Fund’s Class NAV prospectus, each dated January 1, 2017, as supplemented to date.

▪   The Active Bond Fund annual shareholder report dated August 31, 2016.

▪   The Active Bond Fund SAI dated January 1, 2017, as supplemented to date.

These documents and additional information about Active Bond Fund and Bond Fund are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 800-225-5291.

Information in these documents is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus. The SEC file numbers for John Hancock Sovereign Bond Fund, of which Bond Fund is a series, are 002-48925 and 811-02402, and the SEC file numbers for John Hancock Funds II, of which Active Bond Fund is a series, are 333-126293 and 811-21779.

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 800-225-5291.

The date of this proxy statement and prospectus is January [___], 2017.

INTRODUCTION

This proxy statement and prospectus is being used by the Board of Trustees of John Hancock Funds II (the “Board”) to solicit proxies to be voted at a special meeting of your Fund’s shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts, on Friday, April 6, 2017 at 2:00 P.M. The purpose of the meeting is to consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of your fund into Bond Fund (the “Reorganization”). This proxy statement and prospectus will be available to the Fund’s shareholders on or about January 30, 2017.

The proxy statement and prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A (which contains a form of the Agreement), the enclosed summary prospectus, and the annual shareholder reports (available upon request) of Active Bond Fund and Bond Fund, because they contain details that are not in the summary comparisons.

Who is Eligible to Vote?

Shareholders of record of the Acquired Fund on January 18, 2017, are entitled to attend and vote at the meeting or any adjourned meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL — REORGANIZATION OF ACTIVE BOND FUND

Approval of Agreement and Plan of Reorganization between Active Bond Fund and Bond Fund

Under this Agreement, Active Bond Fund would transfer all of its assets to Bond Fund in exchange for shares of Bond Fund, as described in the Agreement. These shares would be distributed proportionately to the shareholders of Active Bond Fund. Bond Fund would also assume substantially all of the liabilities of Active Bond Fund. The Board unanimously recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

Comparison of Funds’ Investment Objectives, Strategies, and Policies

Active Bond Fund	Bond Fund
Approximate Net Assets of Each Fund (as of December 31, 2016)
• $[______________]	• $[______________]
Investment Advisor
John Hancock Advisers, LLC

Active Bond Fund	Bond Fund
Investment Subadvisor
JHAM (US)
Portfolio Managers

Peter Farley, CFA

•     ______________ [title at JHAM (US)] since 2016

•     Senior Vice President, Declaration Management & Research LLC, 1996-2016

•     Managed the fund since 2009

•     Began business career in [______]

Jeffrey N. Given, CFA

•     Managing Director and Senior Portfolio Manager

•     Managed the fund since 2006

•     Began business career in 1993

Howard C. Greene, CFA

•     Senior Managing Director and Senior Portfolio Manager

•     Managed the fund since 2006

•     Began business career in 1979

Jeffrey N. Given, CFA

•     Managing Director and Senior Portfolio Manager

•     Managed the fund since 2006

•     Began business career in 1993

Howard C. Greene, CFA

•     Senior Managing Director and Senior Portfolio Manager

•     Managed the fund since 2002

•     Began business career in 1979

Investment Objective
To seek income and capital appreciation.	To seek a high level of current income consistent with prudent investment risk.
Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The fund seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years, however, there is no limit on the fund’s average maturity. As part of its investment strategy, the fund may invest in mortgage-backed securities to a significant extent.

Eligible investments include, but are not limited to:

•    U.S. Treasury and agency securities;

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, mortgage-related and asset-backed securities, and U.S. government and agency securities. Most of these securities are investment-grade, although the fund may invest up to 25% of its net assets in below-investment-grade debt securities (junk bonds) rated as low as CC by Standard & Poor’s Ratings Services (S&P) and Ca by Moody’s Investors Service, Inc. (Moody’s), or their unrated equivalents. The fund contemplates that at least 75% of its net assets will be in investment-grade debt securities and cash and cash equivalents. The fund’s investment policies are based on

Active Bond Fund	Bond Fund

•    Asset-backed securities and mortgage-backed securities, both investment grade and below-investment grade, including mortgage pass-through securities, commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs);

•    Corporate bonds, both U.S. and foreign, and without any limit on credit quality; and

•    Foreign government and agency securities.

The fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by Standard & Poor’s Ratings Services (S&P) or Moody’s Investors Service (Moody’s). The subadvisor uses proprietary research and economic and industry analysis to identify specific bonds, bond sectors and industries that are attractively priced. Due to this process, the fund may have a higher than average portfolio turnover ratio, which may increase expenses and affect performance results.

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency.

John Hancock Asset Management manages the fund with two investment teams, each of which employs its own investment approach and independently manages its portion of the fund. The fund will be rebalanced periodically so that each team manages the following portions of the fund:

50%* Securitized Asset Team

50%* Core/Core Plus Team

*Percentages are approximate. Since the fund is only rebalanced periodically, the actual portion of the fund managed by each team will vary.

This allocation methodology may change in the future.

Securitized Asset Team

The Securitized Asset Team uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The Securitized Asset Team opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

credit ratings at the time of purchase. There is no limit on average maturity.

The manager concentrates on sector allocation, industry allocation, and security selection in making investment decisions. When making sector and industry allocations, the manager uses top-down analysis to try to anticipate shifts in the business cycle. The manager uses bottom-up research to find individual securities that appear comparatively undervalued. The fund may invest in securities of foreign governments and corporations. The fund will not invest more than 10% of its total assets in securities denominated in foreign currencies. Under normal market conditions, the fund does not anticipate investing more than 25% of its total assets in U.S. dollar-denominated foreign securities (excluding Canadian securities).

The fund intends to keep its interest-rate exposure generally in line with its peers. The fund may engage in derivative transactions. Derivatives may be used to reduce risk, obtain efficient market exposure, and/or enhance investment returns, and may include futures contracts on securities and indexes; options on futures contracts, securities, and indexes; interest-rate, foreign currency, and credit default swaps; and foreign currency forward contracts. The fund’s investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of its assets in cash or cash equivalents (except cash segregated in relation to futures, forward, and options contracts). The fund may trade securities actively.

Active Bond Fund	Bond Fund

This portion of the fund normally has no more than 10% of its total assets in high yield bonds (junk bonds) and normally invests in foreign securities only if U.S. dollar-denominated. This portion of the fund normally has an average credit rating of A or AA.

The Core/Core Plus Team

The Core/Core Plus Team uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. The team seeks to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.

This portion of the fund normally has no more than 25% of its total assets in high yield bonds (sometimes referred to as junk bonds) and may invest in both U.S. dollar-denominated and foreign currency-denominated foreign securities. This portion of the fund normally has an average credit rating of A or AA.

Under normal circumstances, no more than 15% of the total assets of the portion of the fund managed by the Core/Core Plus Team will be invested in asset-backed securities rated lower than A by both rating agencies. The fund’s investment policies are based on credit ratings at the time of purchase.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and forwards.

Temporary Defensive Investing

Each fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that a fund is in a defensive position, its ability to achieve its investment objective will be limited.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between Active Bond Fund and Bond Fund.

As shown in the table above, the Funds have similar investment objectives: to seek income and capital appreciation (Acquired Fund), and to seek a high level of current income consistent with prudent investment risk (Acquiring Fund). Both Funds invest primarily in fixed-income securities, and both Funds may invest in U.S. dollar- and foreign currency-denominated foreign securities and high-yield debt securities (junk bonds). The Funds’ 80% policies are substantially similar: under normal market conditions, the Acquired Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments, and the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. Each Fund may invest in high yield debt securities (junk bonds) and derivatives, including futures, options, swaps, and foreign currency forward contracts. There is no limit on either Fund’s average maturity. Each Fund may trade securities actively.

The Reorganization is not expected to result directly in any change to the investment objective or principal investment policies of the Acquiring Fund, or any substantial change in portfolio composition. The primary differences in the Funds’ stated principal investment strategies are summarized below:

The Subadvisor manages the Acquired Fund with two investment teams, each of which manages approximately 50% of the Fund assets: the Securitized Asset Team and the Core/Core Plus Team. The Securitized Asset Team seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The Core/Core Plus Team seeks to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months. With respect to the Acquiring Fund, the Subadvisor concentrates on sector allocation, industry allocation, and security selection in making investment decisions. When making sector and industry allocations, the Subadvisor uses top-down analysis to try to anticipate shifts in the business cycle. The Subadvisor uses bottom-up research to find individual securities that appear comparatively undervalued.

The Securitized Asset portion of the Acquired Fund normally invests no more than 10% of its total assets in high yield debt and normally invests in foreign securities only if U.S. dollar-denominated. The Core/Core Plus portion of the Acquired Fund normally invests no more than 25% of its total assets in high yield debt and normally invests in U.S. dollar- and foreign currency-denominated foreign securities. The Acquiring Fund may invest up to 25% of its net assets in high yield debt rated as low as CC by S&P and Ca by Moody’s, and may invest up to 10% of its total assets in securities denominated in foreign currencies.

The Acquired Fund seeks to invest in debt securities and instruments with an average duration of between four and six years. Although there is no limit on either Fund’s average maturity, the Acquiring Fund does not state a similar policy regarding duration.

With respect to derivatives, the Acquired Fund may invest in U.S. Treasury futures and options, index derivatives, credit default swaps, and forwards. The Acquiring Fund may invest in futures contracts on securities and indexes; options on futures contracts, securities, and indexes; interest-rate, foreign currency, and credit default swaps; and foreign currency forward contracts.

Comparison of Investment Restrictions

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund has adopted investment policies that can be changed only with shareholder approval. These policies are referred to as “fundamental investment restrictions.” Fundamental investment restrictions relate to borrowing, lending, underwriting, concentration, diversification, issuing senior securities, and investing in commodities and real estate. In addition, each Fund has also adopted investment restrictions that are “non-fundamental,” i.e., restrictions that can be changed by Board action alone.

Fundamental Investment Restrictions. With two exceptions, the Funds’ fundamental investment restrictions are substantively identical. With respect to borrowing and investing in commodities, however, the Acquiring Fund is subject to fundamental restrictions that are more restrictive.

Borrowing. The Acquired Fund’s fundamental investment restriction on borrowing is worded broadly and permits the Fund to borrow as permitted under the 1940 Act. In contrast, the Acquiring Fund’s restriction is more specific in that it permits only borrowing from banks for emergency purposes, prohibits using leverage, and prohibits acquisition of portfolio securities if borrowings exceed 5% of the Fund’s total assets. As a result, although the Acquired Fund may borrow under the John Hancock funds’ interfund lending program, the Acquiring Fund may not. In addition, although the Acquired Fund does not currently employ leverage, it may do so with Board approval alone, while the Acquiring Fund must seek shareholder approval to modify this investment restriction before seeking to obtain leverage.

Commodities. Similarly, the Acquired Fund’s fundamental investment restriction on investing in commodities is worded broadly and permits the Fund to invest in commodities as permitted under the 1940 Act. Again, the Acquiring Fund’s restriction is more specific and enumerates particular excepted investments. The Acquiring Fund’s restriction is arguably more restrictive in that the Acquired Fund has the potential to invest in other instruments that may become permissible under the 1940 Act with Board approval alone, whereas the Acquiring Fund must seek shareholder approval to modify the restriction to add other types of investments.

Non-Fundamental Investment Restrictions. There are no material differences between the non-fundamental restrictions of the Acquired Fund and the Acquiring Fund.

COMPARISON OF FUND CLASSES, EXPENSES, ADVISORY ARRANGEMENTS, AND DISTRIBUTION PLANS

Comparison of Funds’ Classes of Shares

Class 1 sales charges and Rule 12b-1 fees (Acquired Fund only)

Class 1 shares of the Acquired Fund have the following characteristics and fee structures.

▪   Class 1 shares are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class 1 shares are subject to annual Rule 12b-1 fees of 0.05%.

▪   Class 1 shares are offered only to certain investors listed in the Acquired Fund’s Class 1 prospectus.

Class R6 sales charges and Rule 12b-1 fees (Acquiring Fund only)

Class R6 shares of the Acquiring Fund have the following characteristics and fee structures.

▪   Class R6 shares are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class R6 shares are not subject to Rule 12b-1 fees.

▪   Class R6 shares are offered only to certain investors listed in the Acquiring Fund’s Class R6 prospectus.

Class NAV sales charges and Rule 12b-1 fees

Class NAV shares of each Fund have the same characteristics and fee structures.

▪   Class NAV shares are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class NAV shares are not subject to Rule 12b-1 fees.

▪   Class NAV shares are offered only to certain investors listed in the Funds’ Class NAV prospectuses.

Comparison of Buying, Selling and Exchanging Shares

Buying shares	Except for Class NAV shares, investors may buy shares at net asset value (“NAV”), plus any applicable sales charge, as described herein, through a financial representative or the Funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”). Class NAV shares are purchased at NAV directly from the Fund.

Minimum initial investment

Class 1 shares (Acquired Fund only) – no minimum.

Class R6 shares (Acquiring Fund only) – $1 million, with exceptions for qualified and nonqualified plan investors that do not require the Fund or its affiliates to pay any type of administrative payment, and for Trustees, employees of the Advisor or its affiliates and members of the Fund’s portfolio management team.

Class NAV shares (Both Funds) – no minimum.

Exchanging shares (Acquiring Fund Class R6 shares only)

Class R6 shares - You may exchange Class R6 shares of one John Hancock fund for Class R6 shares of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.

The registration for both accounts involved in an exchange must be identical.

Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.

Provided the Fund's eligibility requirements are met, an investor in the Fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the Fund, may be afforded an opportunity to make a conversion of Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares of that fund.

In addition, (i) Trustees, (ii) employees of the Advisor or its affiliates, and (iii) members of the Fund's portfolio management team, may make a conversion of Class A shares also owned by the investor in the same fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that fund. Conversion of Class A shares and/or Class C shares to Class I shares or Class R6 shares of the same fund in these particular circumstances does not cause the investor to recognize taxable gain or loss.

Selling shares	Class 1 shares may be sold by contacting the shareholder’s retirement plan administrator or recordkeeper. Class R6 shareholders may sell their shares by submitting a proper written, telephone or Internet request to Signature Services. Class NAV shares may be sold on instruction to each Fund.
Net asset value	All purchases, exchanges, and sales are made at a price based on the next net asset value (NAV) per share of the class of the fund to be calculated after your request is received in good order. Each fund’s NAV is normally determined once daily as of the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open).

Comparison of Expenses

As the tables below demonstrate, the hypothetical pro forma total annual operating expenses of the Acquiring Fund’s Class R6 and Class NAV shares after the Reorganization are expected to be lower than the expenses of your Fund’s Class 1 and Class NAV shares, respectively.

Based on asset levels and portfolio composition as of December 31, 2016, the Acquiring Fund is charged a management fee of [0.43]%, and the Acquired Fund is charged a management fee of [0.60]%.

The Funds’ expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than current expenses.

The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on expenses paid by the Acquired Fund for the one-year period ended August 31, 2016, and expenses paid by the Acquiring Fund for the one-year period ended May 31, 2016, the end of the Acquired and Acquiring Fund’s most recently completed fiscal years, respectively. The tables also show the pro forma expenses of Bond Fund for the one-year period ended May 31, 2016, assuming the Reorganization with the Acquired Fund had occurred on June 1, 2015. Bond Fund’s expenses after the Reorganization may be greater or less than those shown.

It is anticipated that the expense ratio for Class R6 and Class NAV shares of the Acquiring Fund to be issued in the Reorganization will be the lower than the expense ratio of the Class 1 and Class NAV shares of the Acquired Fund to be exchanged, respectively.

The following tables illustrate the anticipated change in operating expenses expected as a result of the Reorganization of Active Bond Fund into the Acquiring Fund.

	Active Bond Fund Class 1	Bond Fund Class R6	Bond Fund (Pro Forma) (assuming reorganization with Active Bond Fund) Class R6
Shareholder fees (%) (fees paid directly from your investment)
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.60	0.43	0.40
Distribution and service (Rule 12b-1) fees	0.05	0.00	0.00
Other expenses	0.04	0.09	0.07
Acquired fund fees and expenses[1]	0.01	0.00	0.00
Total annual fund operating expenses	0.70[2]	0.52	0.47

1	“Acquired fund fees and expenses” are based on the indirect net expenses associated with the fund’s investments in underlying investment companies.

2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

The Advisor contractually agrees to reduce its management fee by an annual rate of 0.05% of Bond Fund’s average daily net assets. The Advisor also contractually agrees to waive and/or reimburse all class-specific-expenses for Class R6 shares of Bond Fund to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to the class. Each agreement expires on September 30, 2017, unless renewed by mutual agreement of Bond Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

	Active Bond Fund Class NAV	Bond Fund Class NAV	Bond Fund (Pro Forma) (assuming reorganization with Active Bond Fund) Class NAV
Shareholder fees (%) (fees paid directly from your investment)
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.60	0.43	0.40
Other expenses	0.04	0.07	0.06
Acquired fund fees and expenses[1]	0.01	0.00	0.00
Total annual fund operating expenses	0.65[2]	0.50	0.46

1	“Acquired fund fees and expenses” are based on the indirect net expenses associated with the fund’s investments in underlying investment companies.
2	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

The Advisor contractually agrees to reduce its management fee by an annual rate of 0.05% of Bond Fund’s average daily net assets. This agreement expires on September 30, 2017, unless renewed by mutual agreement of Bond Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your Fund and Bond Fund, based on fees and expenses incurred by the Acquired Fund for the one-year period ended August 31, 2016, and fees and expenses incurred by the Acquiring Fund for the one-year period ended May 31, 2016, the end of the Acquired and Acquiring Fund’s most recently completed fiscal years, respectively. The examples assume that you redeem all of your shares at the end of those periods. Each example assumes that you reinvested all distributions and that the average annual return was 5.00%. Pro forma expenses are included assuming a Reorganization with your Fund into Bond Fund had occurred on June 1, 2015. Only the first year of each period in the examples takes into account the contractual expense reimbursements described above. The examples are for comparison purposes only and are not a representation of your Fund’s or Bond Fund’s actual expenses or returns, either past or future.

Expenses ($)

	Active Bond Fund Class 1	Bond Fund Class R6	Bond Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund) Class R6
Year 1	72	53	48
Year 3	224	167	151
Year 5	390	291	263
Year 10	871	653	591

	Active Bond Fund Class NAV	Bond Fund Class NAV	Bond Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund) Class NAV
Year 1	66	51	47
Year 3	208	160	148
Year 5	362	280	258
Year 10	810	628	579

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.

During the 12-month period ended August 31, 2016 with respect to the Acquired Fund, the most recently completed fiscal year for the Acquired Fund, and for the 12-month period ended May 31, 2016 with respect to the Acquiring Fund, the most recently completed fiscal period for the Acquiring Fund, Active Bond Fund’s and Bond Fund’s portfolio turnover rates were 80% and 56%, respectively, of the average value of the applicable Fund’s portfolio.

Comparison of Advisory Arrangements

Your Fund’s and Bond Fund’s advisory agreements are substantially similar. However, the management fees differ as set forth below. As noted in the table under “Management Arrangements,” JHA serves as the investment advisor for your Fund and Bond Fund. If the Reorganization is approved, Bond Fund is expected to have assets of approximately $7.17 billion, in which case it would pay a management fee of approximately 0.39% on average daily net assets. This is lower than the

Acquiring Fund’s current management fee rate. In addition, the management fee rate of Bond Fund is lower than the management fee rate of your Fund at all asset levels.

Management Arrangements

Each Fund pays monthly management fees to JHA equal to the following annual percentage of its average daily net assets:

Active Bond Fund		Bond Fund
First $2.5 billion	0.600%	First $500 million	0.500%
Next $2.5 billion	0.575%	Next $500 million	0.475%
Excess over $5 billion	0.550%	Next $500 million	0.450%
		Next $500 million	0.450%
		Next $500 million	0.400%
		Excess over $2.5 billion	0.350%

During the fiscal year ended August 31, 2016, Active Bond Fund paid effective annual management fees of 0.59%, and during the fiscal year ended May 31, 2016, Bond Fund paid effective annual management fees of 0.37% (in each case, including any waivers and/or reimbursements).

JHA, and not either of the Funds, pays subadvisory fees to each Fund’s subadvisor.

Comparison of Distribution Plans

The Acquired Fund’s Board of Trustees has approved a distribution plan for Class 1 shares (the “Class 1 Plan”), in accordance with Rule 12b-1 under the 1940 Act, under which the Fund’s Class 1 shares bear annual fees of 0.05%. The fees charged under the Acquired Fund’s Class 1 Plan will be paid to the Acquired Fund’s distributor as direct compensation to the distributor in contemplation of such expenses. Class R6 shares of the Acquiring Fund and Class NAV shares of each Fund, as applicable, are not subject to any Rule 12b-1 plan.

COMPARISON OF INVESTMENT RISKS

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following discussion compares and shows the similarities of the principal risks of each Fund.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your Fund and Bond Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Bond Fund is commensurate with the amount of risk involved in the authorized investments of your Fund.

Principal Risks Applicable to Both Funds (listed in alphabetical order)

Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions).

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Particular Risks of Active Bond Fund (listed in alphabetical order)

Active Bond Fund is also subject to the following principal risks. Although the following risks are not considered principal risks of Bond Fund, Bond Fund may be subject to these risks to the extent it invests in the securities or engages in the transactions described below.

Hedging, derivatives, and other strategic transactions risk—specific investments Derivatives and other strategic transactions that Active Bond Fund intends to utilize include: futures contracts, options, swaps, and swaptions. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.

Mortgage-backed and asset-backed securities risk—specific investments

Inverse interest-only securities Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage-backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

TBA mortgage contracts TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Particular Risks of Bond Fund (listed in alphabetical order)

Bond Fund is also subject to the following principal risks. Although the following risks are not considered principal risks of Active Bond Fund, Active Bond Fund may be subject to these risks to the extent it invests in the securities or engages in the transactions described below.

Hedging, derivatives, and other strategic transactions risk—specific investments Derivatives and other strategic transactions that Bond Fund intends to utilize include: credit default swaps; foreign currency forward contracts; foreign currency swaps; futures contracts; interest-rate swaps; and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Comparison of Fund Performance

Past performance records of Active Bond Fund and Bond Fund, including: (1) calendar year total returns through December 31, 2016; and (2) average annual total returns through December 31, 2016 are set forth under “Funds’ Past Performance” beginning on page [__] of this proxy statement and prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

▪	The Reorganization is scheduled to occur at 5:00 P.M., Eastern time, on April 21, 2017, but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund. The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both Funds will be computed as of 4:00 P.M., Eastern time, on the closing date of the Reorganization.

▪	The Acquiring Fund will issue Class R6 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class 1 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class 1 shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class 1 shareholders of the Acquired Fund will become Class R6 shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class NAV shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class NAV shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class NAV shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class NAV shareholders of the Acquired Fund will become Class NAV shareholders of the Acquiring Fund.

▪	After the shares are issued, the existence of the Acquired Fund will be terminated.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future. The Acquiring Fund and the Acquired Fund currently have substantially similar investment objectives and generally similar investment policies and, upon consummation of the Reorganization, the Acquiring Fund is expected to continue its investment strategies currently in effect.

On a pro forma basis, it is anticipated that the expense ratios of the Class R6 and Class NAV shares of the Acquiring Fund to be issued in the Reorganization will be lower than the expense ratios of Class 1 and Class NAV shares of the Acquired Fund, respectively.

Board Consideration of the Reorganization

The Board, including the Trustees of the Acquired Fund Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquired Fund or of JHA (“Independent Trustees”), considered the Reorganization at its in-person meeting held on December 6-8, 2016, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the December 6-8, 2016 meeting to recommend approval of the Reorganization, the Board concluded that the participation of the Acquired Fund in the Reorganization is in the best interest of the Acquired Fund, as well as in the best interests of the Acquired Fund’s shareholders, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Board considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and the Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Funds, in connection with its decision to recommend approval of the Reorganization on behalf of Active Bond Fund. With respect to performance information, the Board reviewed information as of September 30, 2016.

i.	A combined Fund offers economies of scale that may lead to lower per-share Fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative.

ii.	The Reorganization would permit the Acquired Fund’s shareholders to pursue a similar investment objective in a larger fund that invests primarily in fixed-income securities. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Acquired Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base.

iii.	On a pro forma basis, the net operating expense ratios of Class NAV and Class R6 shares of the Acquiring Fund are estimated to be lower than the current expense ratios for Class NAV and Class 1 shares of the Acquired Fund, respectively.

iv.	Although it is understood that no assurances may be given that the combined Fund will achieve any particular level of performance after the Reorganization, the average annual total returns of Class NAV shares of the Acquiring Fund for the year-to-date, one-, three-, and five-year periods ended September 30, 2016, and the period from the Acquired Fund’s inception (October 27, 2005) through September 30, 2016 (7.25%, 6.56%, 5.17%, 5.81%, and 6.54%, respectively), were higher than those of Class NAV shares of the Acquired Fund for the same periods (6.47%, 5.71%, 4.60%, 4.67%, and 5.59%, respectively). The Acquiring Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

v.	Shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Reorganization and the Advisor provides the same advisory services to each Fund. JHAM (US) currently serves as each Fund’s subadvisor, and will continue to serve as subadvisor to the combined fund. The same individuals acting as portfolio managers to the Acquiring Fund are expected to continue to act as portfolio managers to the combined fund following the Reorganization.

vi.	The Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or their shareholders as a result of the Reorganization.

FUNDS’ PAST PERFORMANCE

Set forth below is past performance information for Active Bond Fund and Bond Fund, which may help provide an indication of the Funds’ investment risk.

The bar chart under “Calendar year total returns” shows how each Fund’s Class NAV total return has varied from year to year for each full calendar year. The table under “Average annual total returns” shows average annual total return for each Fund over time, for Class 1 and Class NAV shares of the Acquired Fund and Class R6 and Class NAV shares of the Acquiring Fund, in each case compared with a broad-based securities market index. Class NAV performance is shown both before and after taxes. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Active Bond Fund

(Acquired Fund)

Calendar year total returns for Class NAV

Best quarter:      [_____]% (Quarter ended [_____])

Worst quarter:    [_____]% (Quarter ended [_____])

Bond Fund

(Acquiring Fund)

Class A shares of Bond Fund commenced operations on November 9, 1973. Class R6 and Class NAV shares commenced operations on September 1, 2011, and August 31, 2015, respectively. Returns shown prior to the commencement dates of Class R6 and Class NAV shares are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class R6 and Class NAV shares, as applicable. Returns for Class R6 and Class NAV shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Calendar year total returns for Class NAV

Best quarter:      [_____]% (Quarter ended [_____])

Worst quarter:    [_____]% (Quarter ended [_____])

Average annual total returns for periods ended December 31, 2016

Active Bond Fund (Acquired Fund)

Average annual total returns (%)—as of 12/31/16	1 year	5 year	10 year
Class NAV before tax
after tax on distributions
after tax on distributions, with sale
Class 1
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)

Average annual total returns for periods ended December 31, 2016

Bond Fund (Acquiring Fund)

Average annual total returns (%)—as of 12/31/16	1 year	5 year	10 year
Class NAV before tax
after tax on distributions
after tax on distributions, with sale
Class R6
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)

FURTHER INFORMATION ON THE REORGANIZATION

The Reorganization is not intended to result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund or the Acquiring Fund. In addition, the Reorganization will not take place unless the Acquired Fund and Acquiring Fund receive a satisfactory opinion from K&L Gates LLP (“K&L Gates”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

▪	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of substantially all liabilities of the Acquired Fund, or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (i) “section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (i) as a result of the closing of the tax year of the Acquired Fund, (ii) upon the termination of a position, or (iii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

▪	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund’s shares to the Acquired Fund and the assumption of substantially all of the Acquired Fund’s liabilities by the Acquiring Fund;

▪	Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described above;

▪	Under Section 1223(2) of the Code, the tax holding period of the assets of the Acquired Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

▪	Under Section 354 of the Code, you will not recognize gain or loss upon the exchange of your Acquired Fund shares solely for Acquiring Fund shares as part of the Reorganization;

▪	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares you surrender in exchange therefore;

▪	Under Section 1223(1) of the Code, the tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the Acquired Fund shares you surrender in the exchange, provided that you hold the Acquired Fund shares as capital assets on the date of the exchange; and

▪	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In rendering its opinion, K&L Gates will rely upon, among other considerations, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, you would recognize a taxable gain or loss equal to the difference between your tax basis in your Acquired Fund shares and the fair market value of the Acquiring Fund shares you received.

Prior to the closing of the Reorganization, each of the Acquired Fund and the Acquiring Fund may declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

Between the shareholder meeting date of April 6, 2017, and the reorganization date of April 21, 2017, the Advisor expects to transition the Acquired Fund’s portfolio, which will likely include the sale of certain portfolio securities. Such sales of portfolio securities, if any, would cause the Acquired Fund to incur related brokerage commissions or other transaction costs and could result in taxable gains that would be distributed to the Acquired Fund’s shareholders. The Acquired Fund currently expects to sell less than 50% of its portfolio securities in connection with the Reorganization.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Acquired Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Acquired Fund shareholders.

As of August 31, 2016, the Acquired Fund had unrealized depreciation of 2.87% of its net assets, and the Acquiring Fund had unrealized appreciation of 2.35% of its net assets. As of May 31, 2016, the Acquiring Fund had capital loss carryforwards of $28,340,321, which have no expiration date. As of August 31, 2016, the Acquired Fund had no capital loss carryforwards.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the

Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s amended and restated agreement and declaration of trust and the amended and restated by-laws. The obligations of the Acquired Fund and the Acquiring Fund are also subject to the receipt of a favorable opinion of K&L Gates as to the U.S. federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and (f) and 9(e) and (f)).

Termination of Agreement. The Board, or the Acquiring Fund’s Board of Trustees, may terminate the Agreement as to the respective Fund (even if the shareholders of the Fund have already approved it) at any time before the Reorganization date, if the Board or the Acquiring Fund’s Board of Trustees, believe that proceeding with the Reorganization for a Fund would no longer be advisable.

Expenses of the Reorganization. Each Fund will pay a pro rata portion of the costs that are incurred in connection with the Reorganization based on their expected expense ratio savings. The estimated cost of the Reorganization is approximately $116,575, of which $96,301 will be borne by the Acquired Fund and $20,274 will be borne by the Acquiring Fund. Notwithstanding the foregoing, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of each Fund as of May 31, 2016, and the pro forma combined capitalization of the Acquiring Fund as if the proposed Reorganization had occurred on June 1, 2015.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the closing date of the Reorganization. The table below should not be relied upon to determine the amount of the Acquiring Fund shares that will actually be received and distributed.

Funds	Net assets	Share class	NAV	Shares outstanding
Active Bond Fund (Acquired Fund)	$305,800,439	1	$10.12	30,206,465
	$1,823,758,391	NAV	$10.11	180,311,606
Bond Fund (Acquiring Fund)	$1,903,832,660	A	$15.79	120,544,249
	$22,514,571	B	$15.79	1,425,683
	$309,924,766	C	$15.79	19,621,947
	$1,367,422,648	I	$15.80	86,570,049
	$56,045,478	R2	$15.81	3,544,642
	$306,955	R4	$15.81	19,414
	$117,798,269	R6	$15.81	7,449,639
	$1,520,222	NAV	$15.81	96,127
Reduction in net assets and no changes in net asset values per share to reflect the estimated expenses of the Reorganization, and decreases in outstanding shares relative to net asset value upon the Reorganization	$(10,212)	A	$0.00	-
	$(121)	B	$0.00	-
	$(1,663)	C	$0.00	-
	$(7,335)	I	$0.00	-
	$(301)	R2	$0.00	-
	$(2)	R4	$0.00	-
	$(632)	R6	$0.00	-
	$(13,829)	1	$0.00	(10,865,123)
	$(82,480)	NAV	$0.00	(64,962,086)
Bond Fund (Acquiring Fund) (pro forma assuming Reorganization)	$1,903,822,448	A	$15.79	120,544,249
	$22,514,450	B	$15.79	1,425,683
	$309,923,103	C	$15.79	19,621,947
	$1,367,415,313	I	$15.80	86,570,049
	$56,045,177	R2	$15.81	3,544,642
	$306,953	R4	$15.81	19,414
	$423,584,247	R6	$15.81	26,790,981
	$1,825,196,133	NAV	$15.81	115,445,647

If the Reorganization had taken place on June 1, 2016, in accordance with the Agreement:

i.    approximately 0.64 Acquiring Fund Class R6 shares would have been issued to holders of Acquired Fund Class 1 shares in exchange for each Class 1 share held; and

ii.   approximately 0.64 Acquiring Fund Class NAV shares would have been issued to holders of Acquired Fund Class NAV shares in exchange for each Class NAV share held.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in each Fund’s prospectus you can find additional information about Fund.

Type of Information	Headings in each Prospectus
Investment objective and policies	Fund summary — Investment objective, Principal investment strategies Fund details — Principal investment strategies, Principal risks of investing

Portfolio management	Who’s who — Investment Advisor, Subadvisor (Acquiring Fund Class R6 prospectus)

Expenses	Fund summary — Fees and expenses

Custodian	Who’s who — Custodian (Acquiring Fund Class R6 prospectus) Fund details — Custodian (Acquired Fund Class 1 prospectus, Class NAV prospectuses)

Shares of beneficial interest

Your account — Choosing an eligible share class (Acquiring Fund Class R6 prospectus)

Your account — Class 1 Shares (Acquired Fund Class 1 prospectus)

Your account — Class NAV Shares (Class NAV prospectuses)

Purchase of shares

Your account — Choosing an eligible share class, Opening an account, Transaction policies, Dividends and account policies, Additional investor services (Acquiring Fund Class R6 prospectus)

Additional Information About the Funds — Purchase and sale of fund shares (Acquired Fund Class 1 prospectus and both Funds’ Class NAV prospectuses)

Redemption or sale of shares

Your account — Selling shares, Transaction policies, Dividends and account policies, Additional investor services (Acquiring Fund Class R6 prospectus)

Additional Information About the Funds — Purchase and sale of fund shares (Acquired Fund Class 1 prospectus and both Funds’ Class NAV prospectuses)

Dividends, distributions, and taxes	Your account — Dividends and account policies (All prospectuses)

BOARD RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquired Fund. Similarly, the Acquiring Fund’s Board of Trustees, including the Independent Trustees, approved the Reorganization on behalf of the Acquiring Fund. They also determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.

The Trustees recommend that shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your Fund.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit JHA. Although the expected management fee rate of Bond Fund after the Reorganization is lower than the management fee rate currently paid by shareholders of Active Bond Fund, JHA is nonetheless expected to benefit from the Reorganization due to increased advisory fees to be borne by the Acquired Fund shareholders, reduced administrative complexity and the potential for increased assets under management, as the combined Fund will offer investors potential long-term economies of scale with a greater potential for asset growth and a simplified, potentially more attractive product offering.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of your Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)  67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)  more than 50% of the outstanding voting securities of the Acquired Fund.

Shares	Quorum	Voting
In general	All shares present in person or by proxy are counted towards a quorum.	Shares present at the meeting will be voted in person at the meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with no voting instruction (other than Broker non-vote)	Considered present at the meeting.	Voted “for” a proposal.
Broker non-vote	Considered present at the meeting.	Not voted. Same effect as a vote “against.”
Abstain	Considered present at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of the Acquired Fund’s shareholders is not obtained with respect to the proposal, the Board will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the proposal.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your Fund; by personnel of your Fund’s investment advisor, JHA, and its transfer agent, Signature Services; or by broker-dealer firms.

Revoking Proxies

The Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Acquired Fund’s transfer agent, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913;

▪	By returning a duly executed proxy with a later date before the time of the meeting; or

▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of January 18, 2017 (the “record date”), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

Shares Outstanding
Class 1
Class NAV
Total

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote, present in person or represented by proxy, will be considered a quorum for the transaction of business.

Other Business

The Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.

Telephone Voting

In addition to soliciting proxies by mail, by e-mail, or in person, your Fund also may arrange to have votes recorded by telephone by officers and employees of your Fund or by personnel of JHA, Signature Services, or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions, and to confirm that the voting instructions have been properly recorded.

▪	A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the proxy statement and prospectus and have your proxy card(s) at hand.

▪	Go to the website on the proxy card(s).

▪	Enter the control number found on your proxy card(s).

▪	Follow the instructions on the website. Please call us at 800-225-5291 if you have any problems.

▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.

Shareholders’ Proposals

The management team of your Fund is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of your Fund must submit the proposal in writing, so that it is received by the management team of your Fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the best knowledge of each Fund, as of [January 18, 2017], the Trustees and officers of the Acquiring Fund Trust and the Acquired Fund Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of either Fund.

To the knowledge of the management team of each Fund, as of January 18, 2017, the following shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of the Acquired Fund can control the Acquired Fund and determine the outcome of a shareholder meeting.

Class	Name and Address	Percentage	Ownership
ACTIVE BOND

BOND

EXPERTS

The financial highlights and financial statements of each Fund, included in the relevant Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2016, for the Acquired Fund (File No. 811-21779) and the fiscal period ended May 31, 2016 (File No. 811-02402) for the Acquiring Fund, have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired Fund and Acquiring Fund.

Each Fund will furnish, without charge, a copy of its Annual Report for the fiscal years ended August 31, 2016 and May 31, 2016, for the Acquired Fund and the Acquiring Fund respectively, to any shareholder upon request. The Annual Reports of the Acquired Fund and the Acquiring Fund for the fiscal years ended August 31, 2016 and May 31, 2016, were filed with the SEC on October 31, 2016 and July 22, 2016, respectively.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements, and other information with the SEC. These reports, proxy statements, and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281), and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at sec.gov.

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of April 21, 2017, by and between Active Bond Fund (the “Acquired Fund”), a series of John Hancock Funds II (the “Acquired Fund Trust”), a Massachusetts business trust, and John Hancock Bond Fund (the “Acquiring Fund”), a series of John Hancock Sovereign Bond Fund (the “Acquiring Fund Trust”), a Massachusetts business trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the Acquiring Fund as described below (the “Merger Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.         Representations and Warranties of the Acquiring Fund.

The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a)        The Acquiring Fund is a series of shares of the Acquiring Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund Trust. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)        The Acquiring Fund Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquiring Fund Trust’s Amended and Restated Declaration of Trust, dated January 22, 2016, as may be amended (the “Acquiring Fund Trust Declaration”), and the 1940 Act.

(c)        The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)        The Acquired Fund has been furnished with the annual report of the Acquiring Fund for the fiscal year ended May 31, 2016, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquiring Fund as of May 31, 2016, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e)        The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of May 31, 2016, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)        The Acquiring Fund Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g)        Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust or the Acquiring Fund which assert liability on the part of the Acquiring Fund Trust or the Acquiring Fund or which materially affect the financial condition of the Acquiring Fund Trust or the Acquiring Fund or the Acquiring Fund Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Acquiring Fund Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)        Neither the Acquiring Fund Trust nor the Acquiring Fund is obligated under any provision of the Acquiring Fund Trust Declaration or the Acquiring Fund Trust’s By-laws, dated March 8, 2005, as may be amended (the “Acquiring Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)        There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j)        No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)        The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i)        did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; and

(ii)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(l)        The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m)        All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. In regard to the statement above that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares, except that Class A shares of the Acquiring Fund are convertible into Class I shares or Class R6 shares of the Acquiring Fund, Class B shares of the Acquiring Fund are convertible into Class A shares of the Acquiring Fund, and Class C shares of the Acquiring Fund are convertible into Class I shares of the Acquiring Fund, in each case in the manner and on the terms described in the Acquiring Fund’s registration statement on Form N-1A.

(n)        The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class NAV and Class R6 shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of Acquiring Fund Trust.

(o)        At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)        At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee, and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(q)        The Acquiring Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.         Representations and Warranties of the Acquired Fund.

The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a)        The Acquired Fund is a series of shares of the Acquired Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquired Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund Trust. Each of the Acquired Fund Trust and the Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)        The Acquired Fund Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquired Fund Trust’s Amended and Restated Agreement and Declaration of Trust, dated January 22, 2016, as may be amended (the “Acquired Fund Trust Declaration”), and the 1940 Act.

(c)        The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a RIC within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)        The Acquired Fund Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)        The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended August 31, 2016, and the audited financial statements appearing therein, having been audited by PwC, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquired Fund as of August 31, 2016, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)        The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of August 31, 2016, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g)        Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust or the Acquired Fund which assert liability on the part of the Acquired Fund Trust or the Acquired Fund or which materially affect the financial condition of the Acquired Fund Trust or the Acquired Fund or the Acquired Fund Trust’s or the Acquired Fund’s ability to consummate the Reorganization. Neither Acquired Fund Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)        There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i)         Neither the Acquired Fund Trust nor the Acquired Fund is obligated under any provision of the Acquired Fund Trust Declaration or the Amended and Restated Acquired Fund Trust’s By-laws, dated June 28, 2005, as may be amended (the “Acquired Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)         The Acquired Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)         As used in this Agreement, the term “Acquired Fund Investments” shall mean:

(i)        the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and

(ii)       all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m)        The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i)        did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n)        All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Acquired Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares.

(o)        All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)        The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q)        The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.         The Reorganization.

(a)        Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)        If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i)        nothing herein will require the Acquired Fund to dispose of any portfolios, securities, or other investments, if, in the reasonable judgment of the Acquired Fund Trust Board of Trustees or the Acquired Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(ii)       nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund Trust Board of Trustees or the Acquiring Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c)        Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on September 1, 2016 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on August 31, 2017.

(d)        The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e)        The Valuation Time shall be 4:00 p.m., Eastern time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)        Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g)        The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h)        The Acquiring Fund will (a) file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Acquiring Fund Trust Declaration and (b) implement any amendment to the Acquiring Fund Trust By-laws necessary to consummate the Reorganization.

4.          Valuation.

(a)       On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value on such date, determined as hereinafter provided in this Section 4:

(i)        in the case of Class NAV shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class NAV shares; and

(ii)       in the case of Class R6 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class 1 shares.

(b)        The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)        The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)        No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)        The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)        The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.         Payment of Expenses.

(a)        Except as otherwise provided in this Section 5, each Fund will pay a pro rata portion of the costs that are incurred in connection with the Reorganization based on their expected expense ratio savings. The Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)        In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Advisers, LLC, investment advisor to the Acquired and Acquiring Funds, will bear all the costs and expenses incurred in connection with such Reorganization.

(c)        Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d)        Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.         Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)        Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)        The Acquired Fund Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)        In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Acquiring Fund Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)        The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e)        The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

(f)        Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

(g)        The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(h)        The Acquired Fund Trust shall:

(i)        following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Acquired Fund Trust Declaration, and Acquired Fund Trust By-laws, the 1940 Act and any other applicable law;

(ii)       not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii)      on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(i)          Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date (taking into account extensions) shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(j)          Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Acquiring Fund Trust, the Acquiring Fund, the Acquired Fund Trust, and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP (“K&L Gates”), special counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(k)        In connection with the covenant in subsection (j) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(l)          After the Closing Date, the Acquiring Fund on behalf of the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by the Acquired Fund to the extent such expenses have been accrued by the Acquired Fund on or prior to the Closing Date; any excess expenses shall be borne by the investment advisor or an affiliate thereof.

(m)        Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Acquiring Fund Trust, an open-end management investment company registered under the 1940 Act.

7.         Closing Date.

(a)        Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on April 21, 2017, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)        To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)        The Acquired Fund will deliver to the Acquiring Fund on the Closing Date: (i) copies of all relevant tax books and records; and (ii) confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)        As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.         Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)        That the Acquiring Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquiring Fund Trust Board of Trustees, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Acquiring Fund Trust Board of Trustees certified by its Secretary or Assistant Secretary.

(b)        That the Acquiring Fund shall have furnished to the Acquired Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)        That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President), its Chief Financial Officer, or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)        That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)        That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, substantially in the form and to the effect that:

(i)        both the Acquiring Fund and the Acquiring Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)       the Acquiring Fund is a separate series of the Acquiring Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii)      this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv)      neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v)       the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi)        to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)        That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)        That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

(h)        That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, be contemplated by the Commission.

9.         Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)        That the Acquired Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquired Fund Trust Board of Trustees and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Acquired Fund Trust Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Trust Board of Trustees, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by its Secretary or Assistant Secretary.

(b)        That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquired Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)        That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)        That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)        That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)        both the Acquired Fund and the Acquired Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)       the Acquired Fund is a separate series of the Acquired Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii)      this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv)      neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)        That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)        That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, be contemplated by the Commission.

(h)        That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i)        That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j)        That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends that, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on September 1, 2016 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on August 31, 2017.

10.       Termination, Postponement and Waivers.

(a)        Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i)        by mutual consent of the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees;

(ii)       by the Acquired Fund Trust Board of Trustees if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or

(iii)      by the Acquiring Fund Trust Board of Trustees if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)        If the Reorganization contemplated by this Agreement has not been consummated by April 21, 2018, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees.

(c)        In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents, or shareholders in respect of this Agreement.

(d)        At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Acquired Fund Trust Board of Trustees or the Acquiring Fund Trust Board of Trustees (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)        The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents, or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent, or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders, to which that officer, trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)        If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the respective Boards of Trustees to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.       Indemnification.

(a)        Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents, and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)        The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.       Other Matters.

(a)        All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)        All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to Active Bond Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal

Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Bond Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)        This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

(d)        It is expressly agreed that the obligations of each of the Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Acquired Fund Trust Declaration or the Acquiring Fund Trust Declaration, as applicable. The execution and delivery of this Agreement has been authorized by the Acquired Fund Trust Board of Trustees on behalf of the Acquired Fund and the Acquiring Fund Trust Board of Trustees on behalf of the Acquiring Fund and signed by authorized officers of each respective Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each respective trust on behalf of the relevant Fund as provided in the Acquired Fund Trust Declaration and the Acquiring Fund Trust Declaration, as applicable.

(e)        This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS II,

on behalf of its series, Active Bond Fund

By: _________________________________

Name: [_______________________________]

Title: [________________________________]

JOHN HANCOCK SOVEREIGN BOND FUND,

on behalf of its series, John Hancock Bond Fund

By: _________________________________

Name: [_______________________________]

Title: [________________________________]

Agreed to and accepted as to Section 5 only:

JOHN HANCOCK ADVISERS, LLC

By: _________________________________

Name: [_______________________________]

Title: [________________________________]

Thank you for mailing your proxy card promptly!

[Logo] John Hancock(R) John Hancock Funds, LLC
MEMBER FINRA

601 Congress Street
Boston, MA 02210-2805

1-800-225-5291
1-888-231-5469 TTY
1-800-338-8080 EASI-Line

jhinvestments.com

Mutual Funds
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[MAILING CODE]

STATEMENT OF ADDITIONAL INFORMATION

January [___], 2017

JOHN HANCOCK ACTIVE BOND FUND

(the “Acquired Fund,” a series of John Hancock Funds II)

AND

JOHN HANCOCK BOND FUND

(the “Acquiring Fund,” a series of John Hancock Sovereign Bond Fund)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated January [___], 2017). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). The Acquired Fund is a series of John Hancock Funds II (the “Acquired Fund Trust”), and the Acquiring Fund is a series of John Hancock Sovereign Bond Fund (the “Acquiring Fund Trust”). Each such trust is a Massachusetts business trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated January [___], 2017, relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on April 6, 2017.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Advisers, LLC

601 Congress Street

Boston, Massachusetts 02210

800-225-5291

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The Statement of Additional Information dated January 1, 2017, of the Acquired Fund (the “Acquired Fund SAI”)

2.	The Statement of Additional Information dated October 1, 2016, of the Acquiring Fund (the “Acquiring Fund SAI”)

3.	The Annual Report of the Acquired Fund Trust for the fiscal year ended August 31, 2016, with respect to the Acquired Fund (the “Acquired Fund Annual Report”)

4.	The Annual Report of the Acquiring Fund Trust for the fiscal year ended May 31, 2016, with respect to the Acquiring Fund (the “Acquiring Fund Annual Report” and together with the Acquired Fund Annual Report, the “Annual Reports”)

5.	Pro forma financial information

INFORMATION INCORPORATED BY REFERENCE

The Acquired Fund SAI is incorporated by reference to the Acquired Fund Trust’s definitive materials as filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (“Rule 485(b)”) (File Nos. 333-126293, 811-21779) on December ___, 2016 (Accession No. ________________).

The Acquired Fund Annual Report is incorporated by reference to the Acquired Fund Trust’s report on Form N-CSR (File No. 811-21779), as filed with the SEC on October 31, 2016 (Accession No. 0001145443-16-002281).

The Acquiring Fund SAI is incorporated by reference to the Acquiring Fund Trust’s definitive materials as filed with the SEC pursuant to Rule 485(b) (File Nos. 002-48925, 811-02402) on September 27, 2016 (Accession No. 0001133228-16-012743).

The Acquiring Fund Annual Report is incorporated by reference to the Acquiring Fund Trust’s report on Form N-CSR (File No. 811-02402), as filed with the SEC on July 22, 2016 (Accession No. 0001145443-16-001942).

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the Annual Reports of the Acquired Fund and the Acquiring Fund, dated August 31, 2016, and May 31, 2016, respectively, each of which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the twelve months ended May 31, 2016, is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated on June 1, 2015. The Reorganization is intended to consolidate the Acquired Fund with a similar fund.

Each Fund is advised by John Hancock Advisers, LLC (“JHA”) and subadvised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM (US)”). The Acquired Fund and the Acquiring Fund are diversified series of John Hancock Funds II and John Hancock Sovereign Bond Fund, respectively, both Massachusetts business trusts.

The purpose of the Reorganization is to combine two Funds with substantially similar investment objectives and generally similar investment strategies and risks. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

The Acquiring Fund currently offers Class A, Class B, Class C, Class I, Class R2, Class R4, Class R6, and Class NAV shares. The Acquired Fund currently offers Class 1 and Class NAV shares. In connection with the Reorganization, Class 1 shareholders of the Acquired Fund will receive Class R6 shares of the Acquiring Fund and Class NAV shareholders of the Acquired Fund will receive Class NAV shares of the Acquiring Fund.

Class 1 shares are only offered by the Acquired Fund. Class 1 shares of the Acquired Fund are offered without a front-end sales charge or contingent deferred sales charge (“CDSC”), and are subject to distribution and service (“Rule 12b-1”) fees equal to a 0.05% of the average daily net assets of Class 1 shares. Class 1 shares of the Acquired Fund are offered only to certain investors listed in the Acquired Fund’s Class 1 prospectus.

Class R6 shares are only offered by the Acquiring Fund. Class R6 shares of the Acquiring Fund are offered without a front-end sales charge or CDSC, and are not subject to Rule 12b-1 fees. JHA has contractually agreed to waive and/or reimburse all class specific expenses for the class to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares of the Acquiring Fund through September 30, 2017.

Class NAV shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class NAV shares of the Acquired Fund and Acquiring Fund are offered without a front-end sales charge or CDSC, and are not subject to Rule 12b-1 fees.

As of December 31, 2016, the Acquired Fund’s net assets amounted to approximately $[___] billion and the Acquiring Fund’s net assets amounted to approximately $[____] billion. The expected net assets of the combined Fund, had the Reorganization been consummated on December 31, 2016, are approximately $[___] billion. The Acquired Fund and the Acquiring Fund pay management fees to JHA equal to the annual percentages of average daily net assets, as shown in the following table:

Active Bond Fund		Bond Fund
First $2.5 billion	0.600%	First $500 million	0.500%
Next $2.5 billion	0.575%	Next $500 million	0.475%
Excess over $5 billion	0.550%	Next $500 million	0.450%
		Next $500 million	0.450%
		Next $500 million	0.400%
		Excess over $2.5 billion	0.350%

JHA, and not either of the Funds, pays subadvisory fees to JHAM (US), the Funds’ subadvisor.

The Acquired Fund and the Acquiring Fund have the same other service providers, as detailed in the following table.

Distributor	John Hancock Funds, LLC 601 Congress Street Boston, MA 02210-2805
Transfer agent	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913
Custodian	State Street Bank & Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent registered public accounting firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, Massachusetts 02210

On a pro forma basis, for the twelve months ended May 31, 2016, the proposed reorganization of the Acquiring Fund and the Acquired Fund would have resulted in a decrease in management fees of approximately $4,609,966, a decrease in audit fees of approximately $65,316, and a decrease in registration fees and distribution fees of approximately $131,132, and an increase in transfer agent fees of approximately 43,351, resulting in a decrease of $4,763,063 in gross operating expenses for the combined Fund’s expense ratios, resulting in$0.01 per share for the combined Fund. No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund is expected to be the accounting survivor after the Reorganization.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-

in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Acquired Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Acquired Fund shareholders.

As of August 31, 2016, the Acquired Fund had unrealized appreciation of 3% of its net assets, and the Acquiring Fund had unrealized appreciation of 2% of its net assets. As of May 31, 2016, the Acquiring Fund had capital loss carryforwards of $28,340,321, which have no expiration date. As of August 31, 2016, the Acquired Fund had no capital loss carryforwards.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

Each Fund will pay a pro rata portion of the costs that are incurred in connection with the Reorganization based on their expected expense ratio savings. The estimated cost of the Reorganization is approximately $116,575, of which $96,301 will be borne by the Acquired Fund and $20,274 will be borne by the Acquiring Fund. Notwithstanding the foregoing, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

Between the shareholder meeting date of April 6, 2017, and the reorganization date of April 21, 2017, the Advisor expects to transition the Acquired Fund’s portfolio, which will likely include the sale of certain portfolio securities. Such sales of portfolio securities, if any, would cause the Acquired Fund to incur related brokerage commissions or other transaction costs and could result in taxable gains that would be distributed to the Acquired Fund’s shareholders. The Acquired Fund currently expects to sell less than 50% of its portfolio securities in connection with the Reorganization.

JOHN HANCOCK SOVEREIGN BOND FUND

PART C

OTHER INFORMATION

Item 15. Indemnification

No change from the information set forth in Item 30 of the most recently filed amendment to the Registration Statement of John Hancock Sovereign Bond Fund (“Registrant”) on Form N-1A under the 1933 Act and the 1940 Act (File Nos. 002- 48925 and 811-02402) as filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2016 (accession number 0001133228-16-012743), which information is incorporated herein by reference.

Item 16.	Exhibits.

1(a)	Amended and Restated Declaration of Trust dated January 22, 2016. – previously filed as exhibit 99.(a) to post-effective amendment no. 88 filed on September 27, 2016, accession number 0001133228-16-012743.

1(a)(1)	Amendment dated June 24, 2005 to the Amended and Restated Declaration of Trust regarding change of address of principal place of business. – previously filed as exhibit 99.(a).1 to post-effective amendment no. 59 filed on September 27, 2006, accession number 0001010521-06-000828.

1(a)(2)	Amendment dated April 17, 2009 to the Amended and Restated Declaration of Trust regarding amendment and restatement of Section 8.4. – previously filed as exhibit 99.(a).2 to post-effective amendment no. 65 filed on September 25, 2009, accession number 0000950123-09-046087.

1(a)(3)	Certificate dated August 4, 2011 regarding establishment and designation of Class R6 shares relating to John Hancock Bond Fund. – previously filed as exhibit 99.(a).4 to post-effective amendment no. 67 filed on August 30, 2011, accession number 0000950123-011-081286.

1(a)(4)	Certificate dated March 20, 2015 regarding establishment and designation of Class R4 and Class NAV shares relating to John Hancock Bond Fund. – previously filed as exhibit 99.(a).6 to post-effective amendment no. 84 filed on March 27, 2015, accession number 0001133228-15-001313.

2(a)	Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b) to post-effective amendment no. 58 filed on September 14, 2005, accession number 0001010521-05-000406.

2(a)(1)	Amendment dated March 11, 2008 to the Amended and Restated By-Laws. – previously filed as exhibit 99.(b).1 to post-effective amendment no. 65 filed on September 25, 2009, accession number 0000950123-09-046087.

2(a)(2)	Amendment dated June 9, 2009 to the Amended and Restated By-Laws. – previously filed as exhibit 99.(b).2 to post-effective amendment no. 65 filed on September 25, 2009, accession number 0000950123-09-046087.

 1

2(a)(3)	Amendment dated August 31, 2010 to the Amended and Restated By-Laws dated March 5, 2005. – previously filed as exhibit 99.(b).3 to post-effective amendment no. 67 filed on August 30, 2011, accession number 0000950123-011-081286.

2(a)(4)	Amendment dated March 10, 2016 to the Amended and Restated By-laws dated March 8, 2005 – previously filed as exhibit 99.(b)(2)(4) to post-effective amendment no. 88 filed on September 27, 2016, accession number 0001133228-16-012743.

3	Not applicable.

4	Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement/Prospectus).

5	See Exhibits 1 and 2.

6(a)	Advisory Agreement dated July 1, 2009 (the “Advisory Agreement”) between Registrant and John Hancock Advisers, LLC (the “Advisor”) relating to John Hancock Bond Fund – previously filed as exhibit 99.(d) to post-effective amendment no. 65 filed on September 25, 2009, accession number 0000950123-09-046087.

6(a)(1)	Amendment dated July 1, 2011 to the Advisory Agreement relating to John Hancock Bond Fund – previously filed as exhibit 99.(d).1 to post-effective amendment no. 67 filed on August 30, 2011, accession number 0000950123-011-081286.

6(a)(2)	Amendment to the Advisory Agreement dated September 26, 2014 relating to John Hancock Bond Fund. – previously filed as exhibit 99.(d).2 to post-effective amendment no. 83 filed on January 26, 2015, accession number0001133228-15-000303.

6(a)(3)	Sub-Advisory Agreement dated December 31, 2005 (the “Sub-advisory Agreement”) among Registrant, the Advisor, and MFC Global Investment Management (U.S.), LLC (formerly, Sovereign Asset Management LLC and now known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC) (the “Subadvisor”) relating to John Hancock Bond Fund. – previously filed as exhibit 99.(d).1 to post-effective amendment no. 59 filed on September 27, 2006, accession number 0001010521-06-000828.

6(a)(4)	Amendment dated July 1, 2011 to the Sub-Advisory Agreement relating to John Hancock Bond Fund. – previously filed as exhibit 99.(d).3 to post-effective amendment no. 67 filed on August 30, 2011, accession number 0000950123-011-081286.

6(a)(5)	Amendment to the Sub-Advisory Agreement dated September 26, 2014 relating to John Hancock Bond Fund – previously filed as exhibit 99.(d).5 to post-effective amendment no. 83 filed on January 26, 2015, accession number 0001133228-15-000303.

7	Distribution Agreement (the “Distribution Agreement”) dated August 1, 1991 between Registrant and John Hancock Broker Distribution Services, Inc. (renamed John Hancock Funds, Inc. and now known as John Hancock Funds, LLC) (the “Distributor”). – previously filed as exhibit 99.B6 to post-effective amendment no. 39 filed on April 26, 1995, accession number 0000950146-95-000178.

8	Not applicable.

 2

9(a)	Master Custodian Agreement dated September 10, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company. – previously filed as exhibit 99.(g) to post-effective amendment no. 65 filed on September 25, 2009, accession number 0000950123-09-046087.

9(a)(1)	Amendment dated October 1, 2015 to Master Custodian Agreement dated September 10, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company. —previously filed as exhibit 99.(g).1 to post-effective amendment no. 88 filed on September 27, 2016, accession number 0001133228-16-012743.

10	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated December 6, 2011, as amended as of December 17, 2014 (“18f-3 Plan”), for John Hancock Mutual Funds advised by John Hancock Advisers, LLC. – previously filed as exhibit 99.(n) to post-effective amendment no. 83 filed on January 26, 2015, accession number 0001133228-15-000303.

11	Opinion and Consent of K&L Gates LLP regarding legality of issuance of shares and other matters. – FILED HEREWITH.

12	Form of Opinion of K&L Gates LLP on tax matters. – FILED HEREWITH.

13(a)	Service Agreement dated June 25, 2014 among the Advisor and John Hancock Mutual Funds. – previously filed as exhibit 99.(h).5 to post-effective amendment no. 81 filed on September 25, 2014, accession number 0001133228-14-003351.

13(b)	Amended and Restated Transfer Agency and Service Agreement dated July 1, 2013 (the “Restated Transfer Agency Agreement”) between John Hancock Mutual Funds advised by the Advisor and John Hancock Signature Services, Inc. – previously filed as exhibit 99.(h).1 to post-effective amendment no. 81 filed on September 25, 2014, accession number 0001133228-14-003351.

13(b)(1)	Amendment dated October 1, 2013 to the Restated Transfer Agency Agreement. – previously filed as exhibit 99.(h).2 to post-effective amendment no. 81 filed on September 25, 2014, accession number 0001133228-14-003351.

13(b)(2)	Amendment dated December 18, 2013 to the Restated Transfer Agency Agreement. – previously filed as exhibit 99.(h).3 to post-effective amendment no. 81 filed on September 25, 2014, accession number 0001133228-14-003351.

13(b)(3)	Amendment dated July 1, 2014 to the Restated Transfer Agency Agreement. – previously filed as exhibit 99.(h).4 to post-effective amendment no. 81 filed on September 25, 2014, accession number 0001133228-14-003351.

14	Consent of PricewaterhouseCoopers LLP. – FILED HEREWITH.

15	Not applicable.

16	Power of Attorney. – FILED HEREWITH.

17	Form of Proxy Card. – FILED HEREWITH.

 3

Item 17. Undertakings

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)        The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)        The undersigned Registrant agrees that a final form of the Opinion and Consent of K&L Gates LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement and Prospectus will be filed in a post-effective amendment to this registration statement.

 4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Sovereign Bond Fund, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of December, 2016.

JOHN HANCOCK SOVEREIGN BOND FUND

By:	/s/Andrew G. Arnott
Name: Andrew G. Arnott
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/Andrew G. Arnott	President	December 20, 2016
Andrew G. Arnott

/s/Charles A. Rizzo	Chief Financial Officer	December 20, 2016
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ Charles L. Bardelis *	Trustee	December 20, 2016
Charles L. Bardelis

/s/ James R. Boyle*	Trustee	December 20, 2016
James R. Boyle

/s/ Craig Bromley*	Trustee	December 20, 2016
Craig Bromley

/s/ Peter S. Burgess *	Trustee	December 20, 2016
Peter S. Burgess

/s/ William H. Cunningham *	Trustee	December 20, 2016
William H. Cunningham

/s/ Grace K. Fey *	Trustee	December 20, 2016
Grace K. Fey

/s/ Theron S. Hoffman *	Trustee	December 20, 2016
Theron S. Hoffman

/s/ Deborah C. Jackson*	Trustee	December 20, 2016
Deborah C. Jackson

/s/ Hassell H. McClellan *	Trustee	December 20, 2016
Hassell H. McClellan

/s/ James M. Oates *	Trustee	December 20, 2016
James M. Oates

/s/ Steven R. Pruchansky*	Trustee	December 20, 2016
Steven R. Pruchansky

 5

Signature	Title	Date

/s/ Gregory A. Russo*	Trustee
Gregory A. Russo		December 20, 2016

/s/ Warren A. Thomson*	Trustee	December 20, 2016
Warren A. Thomson

*By:	/s/ Thomas Dee
Thomas Dee, Attorney-In-Fact,
*Pursuant to Power of Attorney filed Herewith

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Exhibit Index

4	Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement/Prospectus).

11	Opinion and Consent of K&L Gates LLP regarding legality of issuance of shares and other matters.

12	Form of Opinion of K&L Gates LLP on tax matters.

14	Consent of PricewaterhouseCoopers LLP.

16	Power of Attorney.

17	Form of Proxy Card.

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